UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________

FORM 8-K /A
Amendment 1
____________________________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 10, 2014

CALA CORPORATION
 (Exact Name of Registrant as Specified in Charter)

Oklahoma	000-15109	73-1251800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1314 Texas Street, Suite 400 Houston TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 302-8689

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)
On February 28, 2014 the Company with the approval of its Board of Directors sent a letter to DeJoya Griffith, LLC. in which the Company dismissed and terminated the client-auditor relationship between the Company and DeJoya Griffith, LLC

There were no disagreements or adverse events or opinions on the reports issued by DeJoya Griffith , LLC for the year ended December 31, 2010 and through the interim periods prior to the dismissal and client-audit cessation as defined in Item 304 of Regulation S-K) with DeJoya Griffith , LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DeJoya Griffith , LLC would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. The report of DeJoya Griffith , LLC on the financial statements for the past two years did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report was modified to state that there was substantial doubt about the Company’s ability to continue as a going concern.

We provided DeJoya Griffith , LLC with a copy of the above disclosures and requested that DeJoya Griffith , LLC provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures.

(b)	Engagement of new independent registered public accounting firm.

On February 28, 2014 our Board of Directors engaged MaloneBailey LLP , 9801 Westheimer Road Houston Texas, 77042 as its independent registered public accounting firm.

During the Company’s two most recent fiscal years and through the date preceding the engagement of MaloneBailey LLP neither the Company nor anyone acting on our behalf, has consulted with MaloneBailey LLP regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and DeJoya Griffith as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from DeJoya Griffith

Attached

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALA CORPORATION

Dated: March 13, 2014	By:	/s/ Joseph Cala
	Name:	Joseph Cala
	Title:	President

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